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                                                                    EXHIBIT 10.3

                                 INHIBITEX, INC.
                           2002 NON-EMPLOYEE DIRECTORS
                                STOCK OPTION PLAN

                  1. Purpose. The Inhibitex, Inc. 2002 Non-Employee Directors Stock Option Plan (the "Plan") is designed to aid Inhibitex, Inc., a Delaware corporation (the "Company") in retaining and attracting non-employee directors of exceptional ability by enabling such non-employee directors to purchase a proprietary interest in the Company, thereby stimulating in such individuals an increased desire to render greater services that will contribute to the continued growth and success of the Company.

                  2. Amount and Source of Stock. The total number of shares of the Company's Common Stock, $.001 par value, (the "Stock") which may be the subject of options granted pursuant to the Plan shall not exceed 250,000, subject to adjustment as provided in paragraph 11. None of the options to be granted under the Plan is intended to be an "Incentive Stock Option" as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations (whether proposed, temporary or final) promulgated thereunder. Such Stock may be reserved or made available from the Company's authorized and unissued Stock or from Stock reacquired and held in the Company's treasury. In the event that any option granted hereunder shall terminate prior to its exercise in full for any reason, then the Stock subject to such option shall be added to the Stock otherwise available for issuance pursuant to the exercise of options under the Plan.

                  3. Administration of the Plan. The Plan shall be administered by the Board of Directors of the Company (the "Board") or, if determined by the Board, a committee selected by the Board and comprised solely of two or more members of the Board, who are "Non-Employee Directors" as that term is defined in Rule 16b-3(b)(3) (or any successor provision) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The corporate body administering the Plan is hereinafter referred to as the "Administrative Body." The Administrative Body shall have full authority to interpret the Plan, to establish and amend rules and regulations relating to it and to make all other determinations necessary or advisable for the administration of the Plan.

                  4. Non-Discretionary Lump Sum and Annual Grants, and Discretionary Grants.

                           (a) Each person who is elected for the first time to
be a non-employee director by the Board or by the stockholders of the Company shall receive, on the day after the date of his or her initial election, an automatic grant of an option to purchase 40,000 shares of Stock. The date on which an option is granted under this

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subparagraph and subparagraphs 4(b) and 4(c) hereof to a specified individual shall constitute the date of grant of such option (the "Date of Grant").

                           (b) Each non-employee director shall also receive an
automatic annual grant of an option to purchase 10,000 shares of Stock on February 1 of each year. Option grants shall be pro-rated for any director who commences serving as such on a day other than February 1 from the date of commencement of such service.

                           (c) In addition to the options granted pursuant to
subparagraphs 4(a) and 4(b) hereof, subject to applicable law, each non-employee director may receive additional grants of options at the discretion of the Administrative Body subject to the terms and conditions as the Administrative Body shall determine.

                           (d) Subject to subparagraph 12(b) hereof, options
granted to a non-employee director under subparagraphs 4(a) and 4(b) hereof shall vest over three (3) after the Date of Grant at the rate of 33% for each completed year after the Date of Grant. Options granted to a non-employee director under subparagraph 4(c) hereof shall vest as provided in an individual option agreement.

                  5.       Election to Decline Grant; Revocation of Declination.

                           (a) Any non-employee director entitled to an option
under subparagraphs 4(a) or 4(b) may, at any time on or before Date of Grant, elect to decline such award. Such election shall be in writing, and signed by the non-employee director.

                           (b) A non-employee director who makes an election
under subparagraph 5(a), shall receive no compensation as a substitute for the option(s) declined.

                           (c) An election described in subparagraph 5(a) may be
revoked on a prospective basis at any time prior to a scheduled award. Such revocation election must be in writing and signed by the non-employee director.

                  6. Option Price. The exercise price of the Stock purchasable under any option granted pursuant to the Plan may be equal to, less than or greater than the fair market value of the Stock on the Date of Grant, as determined by the Administrative Body. For purposes of the Plan, the "fair market value" of the Stock on a given date shall be determined by such methods or procedures as shall be established from time to time by the Administrative Body in good faith and in accordance with applicable law. Unless otherwise determined by the Administrative Body, if the Stock is traded on a stock exchange or market, the fair market value of the Stock shall mean the mean of the high and low sales prices of Stock on the relevant date as reported on the stock exchange or market on which the Stock is primarily traded, or if no sale is made on such date, then the fair market value per share is the average, weighted inversely by the number of days from the relevant date, of the mean of the high and low sales prices of the Stock on the next

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preceding day and the next succeeding day on which such sales were made, as reported on the stock exchange or market on which the Stock is primarily traded.

                  7.       Term of Option.

                           (a) Options granted under subparagraphs 4(a) and 4(b)
hereof shall be exercisable for a period of six (6) years from the Date of Grant. Options granted under subparagraph 4(c) hereof shall be exercisable as provided in an individual option agreement.

                           (b) The grant of options pursuant to the terms of the
Plan shall be effective as of the Date of Grant; provided, however that no option granted hereunder shall be exercisable unless and until the non-employee director has entered into an individual option agreement with the Company that shall set forth the terms and conditions of such option. Each such agreement shall expressly incorporate by reference the provisions of this Plan (a copy of which shall be made available for inspection by the optionee during normal business hours at the principal office of the Company), and shall state that in the event of any inconsistency between the provisions hereof and the provisions of such agreement, the provisions of this Plan shall govern.

                  8. Exercise of Options. An option shall be exercised when written notice of such exercise, signed by the person entitled to exercise the option, has been delivered or transmitted by registered or certified mail to the Secretary (or such other officer as is specified in the individual option agreement) of the Company at its then principal office. Such notice shall specify the number of shares of Stock for which the option is being exercised and shall be accompanied by (i) such documentation, if any, as may be required by the Company as provided in subparagraph 12(b), and (ii) payment of the aggregate option price. The Administrative Body shall determine whether the exercise price for an option shall be paid in cash, by the surrender at fair market value of Stock, by any combination of cash and shares of Stock, including, without limitation, cash, Stock or other property (including notes or other contractual obligations of non-employee directors to make payment on a deferred basis), the means or methods of payment, including by "attestation" and through "cashless exercise" arrangements, to the extent permitted by applicable law, and the methods by which, or the time or times at which, Stock will be delivered or deemed to be delivered to non-employee directors upon the exercise of such option. Delivery of such notice shall constitute an irrevocable election to purchase the Stock specified in such notice, and the date on which the Company receives the last of such notice, documentation and the aggregate option exercise price for all of the Stock covered by the notice shall, subject to the provisions of paragraph 12 hereof, be the date as of which the Stock so purchased shall be deemed to have been issued. The person entitled to exercise the option shall not have the right or status as a holder of the Stock to which such exercise relates prior to receipt by the Company of the payment, notice and documentation expressly referred to in this paragraph 8.

                  9. Exercise and Cancellation of Options After Termination, Disability or Death. Except as set forth below, if a non-employee director shall voluntarily or

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involuntarily cease to serve as a director of the Company or if a non-employee director's service shall terminate on account of death or disability, the option(s) of such non-employee director shall terminate one year following the first day that the non-employee director is no longer such a director (the "Termination Date"); provided that if such non-employee director is removed for cause, the option(s) shall terminate immediately. In no event may the non-employee director, or his or her guardian, conservator, executor or administrator, as the case may be, exercise an option after the end of the original term of the option.

                  Nothing contained herein or in any individual option agreement shall be construed to confer on any non-employee director any right to continue as a director of the Company or derogate from any right of the Company, the Board or the stockholders of the Company to remove such non-employee director as a director of the Company, with or without cause.

                  10. Non-transferability of Options. No option granted under the Plan shall be pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such non-employee director to, any party, other than the Company, or assigned or transferred by such non-employee director otherwise than by will or the laws of descent and distribution, and such option shall be exercisable during the lifetime of the non-employee director only by the non-employee director or his or her guardian or legal representative. Notwithstanding the foregoing, the Administrative Body may, in its discretion, provide that an option of a non-employee director granted pursuant to the Plan be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners. The Administrative Body may attach to such transferability feature such terms and conditions as it deems advisable. In addition, a non-employee director may, in the manner established by the Administrative Body, designate a beneficiary (which may be a person or a trust) to exercise the rights of the non-employee director, and to receive any distribution, with respect to any option upon the death of the non-employee director. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any non-employee director shall be subject to all terms and conditions of the Plan and any individual option agreement applicable to such non-employee director, except as otherwise determined by the Administrative Body, and to any additional restrictions deemed necessary or appropriate by the Administrative Body.

                  11. Adjustments Upon Certain Events. In the event that the Administrative Body shall determine that any stock dividend, recapitalization, forward split or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, or other similar corporate transaction or event, affects the Stock or the book value of the Company such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of non-employee directors under the Plan, then the Administrative Body shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock that may thereafter be issued in connection with options, (ii) the number and kind of shares of Stock issuable in respect of

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outstanding options, (iii) the aggregate number and kind of shares of Stock available under the Plan, and (iv) the exercise price, grant price, or purchase price relating to any option or, if deemed appropriate, make provision for a cash payment with respect to any outstanding option. In addition, the Administrative Body is authorized to make adjustments in the terms and conditions of, and the criteria included in options, including in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding paragraph) affecting the Company, or in response to changes in applicable laws, regulations, or accounting principles.

                  12.      General Restrictions.

                           (a)      No option granted hereunder shall be
exercisable if the Company shall at any time determine that (i) the listing upon any securities exchange, registration or qualification under any state or federal law of any Stock otherwise deliverable upon such exercise, or (ii) the consent or approval of any regulatory body or the satisfaction of withholding tax or other withholding liabilities, is necessary or appropriate in connection with such exercise. In any of the events referred to in clause (i) or clause
(ii) above, the exercisability of such options shall be suspended and shall not be effective unless and until such withholding, listing, registration, qualifications or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its sole discretion, notwithstanding any termination of any option or any portion of any option during the period when exercisability has been suspended.

                           (b)      The Administrative Body may require, as a
condition to the right to exercise an option, that the Company receive from the non-employee director holding the option, at the time of any such exercise, representations, warranties and agreements to the effect that the Stock is being purchased by the non-employee director for investment only and without any present intention to sell or otherwise distribute such Stock and that the non-employee director will not dispose of such Stock in transactions which, in the opinion of counsel to the Company, would violate the registration provisions of the Securities Act of 1933, as then amended, and the rules and regulations thereunder. The certificates issued to evidence such Stock shall bear appropriate legends summarizing such restrictions on the disposition thereof.

                  13. Changes to the Plan. Unless otherwise expressly provided in an individual option agreement or in the Plan:

                           (a)      The Board may amend, alter, suspend,
discontinue, or terminate the Plan or the Administrative Body's authority to grant options under the Plan without the consent of the Company's stockholders or non-employee directors, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Company's stockholders within one year after such Board action if such stockholder approval is required by any Federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to the stockholders for approval; provided, however, that without the consent of an affected non-employee director, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such non-employee director under any option theretofore granted and any individual option agreement relating thereto. Subject to applicable law, the Administrative Body may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any option theretofore granted and any individual option agreement relating thereto; provided, however, that without the consent of an affected non-employee director, no such amendment, alteration, suspension, discontinuation, or termination of any option may materially and adversely affect the rights of such non-employee director under such option.

                           (b)      The Board may correct any defect, supply any
omission or reconcile any inconsistency in the Plan or any option in the manner and to the extent it shall deem desirable to carry the Plan into effect.

                  14. Termination. Unless the Plan shall theretofore have been terminated, the Plan shall terminate on December 31, 2011, and no options under the Plan shall thereafter be granted.

                  15. Fractional Shares. The Company will not be required to issue any fractional shares of Stock pursuant to the Plan. The Administrative Body may provide for the elimination of fractions and for the settlement of fractions in cash.

                  16. Discretion. In exercising, or declining to exercise, any grant of authority or discretion hereunder, the Administrative Body may consider or ignore such factors or circumstances and may accord such weight to such factors and circumstances as the Administrative Body alone and in its sole judgment deems appropriate and without regard to the effect such exercise, or declining to exercise such grant of authority or discretion, would have upon the affected non-employee director, any other non-employee director, any employee, the Company, any stockholder or any other person.

                  17. Adoption of the Plan and Effective Date. The Plan shall be adopted by the Board and shall be effective as of such date

                  NON-EMPLOYEE DIRECTORS STOCK OPTION AGREEMENT

                  NON-EMPLOYEE DIRECTORS STOCK OPTION AGREEMENT, dated as of [DATE OF GRANT], 20__ (this "Agreement"), by and between INHIBITEX, INC., a Delaware corporation (the "Company"), and ___________ (the "Optionee").

                                R E C I T A L S :

                  WHEREAS, the Company has adopted the Inhibitex, Inc. 2002 Non-Employee Directors Stock Option Plan (the "Plan") to provide long-term performance incentives to non-employee directors of the Company who are largely responsible for the oversight, growth and protection of the business of the Company; and

                  WHEREAS, the Company desires to grant to the Optionee an option (the "Option") to purchase a number of shares of the common stock, $0.001 par value, of the Company (the "Stock") pursuant to the Plan and on the terms and conditions set forth herein.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Company and the Optionee hereby agree as follows:

                  Section 1. Grant of Option. The Company hereby grants to the Optionee, pursuant to the Plan and on the terms and conditions set forth herein, an Option to purchase that number of shares of Stock and at the exercise price as set forth on Schedule A hereto. The Option hereby granted shall vest in installments as provided on Schedule A.

                  Section 2. Term of the Option. Unless earlier terminated pursuant to the other provisions herein, the Option hereby granted shall terminate at the close of business on the date six (6) years from the date of this Agreement (the "Expiration Date").

                  (a) In addition, at the close of business on the date the Optionee ceases to be a director of the Company for any reason whatsoever (including, without limitation, by reason of death or the failure to be re-nominated or re-elected), the Option shall terminate as to that number of shares of Stock as to which the Option is not vested on that date.

                  (b) If the Optionee is removed as a director of the Company for cause (as determined in accordance with applicable law) by the stockholders of the Company, the unexercised portion of the Option will terminate simultaneously with the Optionee's removal as a director.

                  (c) If an Optionee voluntarily resigns as a director of the Company, or is removed by the stockholders other than for cause, or the Optionee's term as a director of the Company terminates for any reason (other than cause), including as a result of the Optionee's not being re-nominated or reelected as a director of the Company, then the Option may be exercised to the extent vested on the date the Optionee ceases to be a director of the Company at any time prior to the earlier of the Expiration Date and twelve (12) months after the day that the Optionee ceases to be a director of the Company, and any part of the Option which is not so exercised within such period shall thereupon terminate.

                  (d) The Administrative Body, in its absolute discretion, shall determine the effect of all matters and questions relating to the cessation of an Optionee's status as a director of the Company, including, but not by way of limitation, the question of whether a director was removed for cause.

                  Section 3. Manner of Exercise.

                  (a) To exercise the Option, the Optionee shall provide written notice of such exercise in the form provided in Annex 1 hereto, to the Secretary of the Company at the Company's then principal office. The notice shall specify the number of shares of Stock for which the Option is being exercised and shall be accompanied by a payment to the Company in cash or Stock or any combination thereof equal to the product of (i) the Exercise Price and
(ii) the number of shares of Stock to be purchased at that time, unless the Administrative Body shall have consented to the making of other arrangements with the Optionee.

                  (b) Delivery of the notice of exercise shall constitute an irrevocable election to purchase the Stock specified in the notice, and the date on which the Company receives the notice accompanied by payment in full of the exercise price for the Stock covered by the notice shall be the date as of which the Stock so purchased shall be deemed to have been issued.

                  (c) An Optionee may use other Stock that the Optionee has owned for at least six (6) months as payment of all or any part of the exercise price, which stock will be valued at its Fair Market Value as of the date of exercise.

                  (d) To exercise the Option upon the Optionee's death, the persons who acquire the right to exercise the Option must prove to the Administrative Body's satisfaction that they have duly acquired the Option and that they have paid (or have provided for payment of) any taxes, such as estate, transfer, inheritance or death taxes, payable with respect to the Option or to the Stock to which it relates.

                  Section 4. Transferability. This Option may be transferred by will or the laws of descent and distribution and may be exercised during the Optionee's lifetime only by the Optionee. This Option may also be transferred, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of immediate family members and to partnerships in which the only partners are immediate family members (collectively referred to as "Immediate Family Members"); provided that, prior to any such transfer, the Immediate Family Members enter into an agreement with the Company (in form and substance satisfactory to the Company) agreeing to be bound by the provisions of Section 5 of this Agreement.

                  Section 5. Right of First Refusal. Before any Stock acquired pursuant to the exercise of this Option and held by the Optionee or any transferee (either being sometimes referred to as the "Holder") may be sold or otherwise transferred (including by gift or by

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

operation of law), the Company shall have a right of first refusal to purchase the Stock on the terms and conditions set forth below (the "Right of First Refusal"). The certificate representing such acquired Stock shall contain a legend or notation indicating that the Stock is subject to the Right of First Refusal.

                  (a) The Holder of the Stock shall deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Stock; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee"); (iii) the number of shares of Stock to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Stock (the "Offered Price"), and the Holder shall offer the Stock at the Offered Price to the Company.

                  (b) At any time within thirty (30) days after receipt of the Notice, the Company may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the shares of Stock proposed to be transferred to any one or more of the Proposed Transferees, at the Offered Price; provided, however, that if the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

                  (c) The Offered Price shall be payable on the terms established by the Board of Directors of the Company and, at the option of the Company, the Offered Price may be payable in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company, or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

                  (d) If all of the shares of Stock proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company as provided in this Section 5, then the Holder may sell or otherwise transfer such shares of Stock to such Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within one hundred twenty (120) days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the shares of Stock in the hands of such Proposed Transferee. If the shares of Stock described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company shall again be offered the Right of First Refusal before any shares of Stock held by the Holder may be sold or otherwise transferred.

                  (e) The Right of First Refusal shall not be applicable to a transfer of Stock to an Immediate Family Member(s); provided, that, prior to any such transfer, the Immediate Family Member(s) enters into an agreement with the Company (in form and substance satisfactory to the Company) agreeing to be bound by the provisions of this Section 5. The Right of First Refusal shall terminate as to any shares of Stock upon the first sale of Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act").

                  Section 6. Change of Control.

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

                  (a) In the event of a Change of Control, notwithstanding the vesting schedule set forth on Schedule A, if the Optionee has been a director of the Company:

                           (i)      For less than six (6) months on the date of
the Change of Control, the Optionee shall vest as to that number of whole shares of Stock (rounding down) as is equal to thirty-three and 1/3 percent (33 1/3%) of the number of outstanding and unvested shares subject to the Option.

                           (ii)     For six (6) months or more but less than
twelve (12) months, the Optionee shall vest as to that number of whole shares of Stock (rounding down) as is equal to sixty-six and 2/3 percent (66 2/3%) of the number of outstanding and unvested shares subject to the Option.

                           (iii)    For twelve (12) months or more, the Optionee
shall vest as to that number of whole shares of Stock (rounding down) as is equal to one-hundred percent (100%) of the number of outstanding and unvested shares subject to the Option.

                  (b) Any shares of Stock subject to the Option that remain unvested after a Change of Control shall vest in installments as provided on Schedule A, except that "the number of shares subject to the Option" shall be the number of shares of Stock subject to the Option that remain outstanding and unvested after the Change of Control, if any.

                  (c) The exercise period shall extend for the remainder of the original term of this Option without giving effect to any shorter term of this Option as a result of the termination of the Optionee's term as a director (other than pursuant to removal by the stockholders for cause).

                  (d) A Change of Control means and includes each of the following: (i) the acquisition, in one or more transactions, of beneficial ownership (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act") by any person or entity or any group of persons or entities who constitute a group (within the meaning of Section 13(d)(3) of the Exchange Act), other than (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a Subsidiary, or (y) a person who acquires such securities directly from the Company in a privately-negotiated transaction, of any securities of the Company such that, as a result of such acquisition, such person, entity or group either (A) beneficially owns (within the meaning of Rule l3d-3 under the Exchange Act), directly or indirectly, more than 35% of the Company's outstanding voting securities entitled to vote on a regular basis for a majority of the members of the Board or (B) otherwise has the ability to elect, directly or indirectly, a majority of the members of the Board; (ii) a change in the composition of the Board such that a majority of the members of the Board are not Continuing Directors; (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or
(iv) the
stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one or more transactions) all or substantially all of the Company's assets.

         Notwithstanding the foregoing, the preceding events shall not be deemed to be a Change of Control if, prior to any transaction or transactions causing such change, a majority of the Continuing Directors shall have voted not to treat such transaction or transactions as resulting in a Change of Control.

                  (e) A Continuing Director is, as of any date of determination, any member of the Board who (i) was a member of such Board on the date which is twenty-four months prior to the date of determination or (ii) was nominated for election or elected to such Board with the affirmative vote of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election.

                  Section 7. Lock-Up Period. The Optionee agrees that if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, the Optionee shall not sell or otherwise transfer any shares of Stock or other securities of the Company during a period of up to 180 days (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

                  Section 8. Rights in Stock Before Issuance and Delivery. No person shall be entitled to become a stockholder of the Company, unless and until such Stock has been issued (or deemed to have been issued) to such person as fully paid Stock.

                  Section 9. Conditions to Transfer. Unless the issuance of the shares of Stock upon the exercise of the Option has been registered under the Securities Act, the Administrative Body may require as a condition to the right to exercise the Option hereunder that the Company receive from the person exercising the Option representations, warranties and agreements, at the time of any such exercise, to the effect that the shares of Stock are being purchased for investment only and without any present intention to sell or otherwise distribute such shares of Stock and that such shares of Stock will not be disposed of in transactions which, in the opinion of counsel to the Company, would violate the registration provisions of the Securities Act and the rules and regulations thereunder. The certificate issued to evidence such shares of Stock shall bear appropriate legends summarizing these restrictions on the disposition thereof and the restriction on transferability contained in Section 5 hereof.

                  Section 10. Entire Agreement. This Agreement and the Plan contain the entire agreement between the parties hereto with respect to the matters contemplated herein and supersede all prior agreements or understandings among the parties related to such matters.

                  Section 11. Binding Effect. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and upon the Optionee and his or her assigns, heirs, executors, administrators and legal representatives.

                  Section 12. Amendment or Modification; Waiver. This Agreement may be amended, modified, superseded, canceled, renewed or extended, and the terms or covenants hereof may be waived, only by a written instrument executed on behalf of the Company (as authorized by the Administrative Body) and the Optionee.

                  Section 13. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

                  Section 14. Defined Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meaning ascribed to them in the Plan.

                  Section 15. The Plan. The Optionee acknowledges having received a copy of the Plan. The Option herein granted is subject to all of the terms and provisions of the Plan, all of which are hereby incorporated herein by reference. In the event of any inconsistency between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan shall govern.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

                                   INHIBITEX, INC.

                                   By:    ______________________________________
                                   Title: ______________________________________

                                   OPTIONEE:

                                   _____________________________________________

                                   SCHEDULE A

Name of Optionee:      ________________________

Date of Grant:         _______, 20__

Option Exercise Price: $_________________per share

Number of Shares Subject to Option: ________________________________

Vesting Terms:             The Options shall vest as to that number of whole
                           shares (rounding down) as is equal to 33 1/3 % of the number of shares subject to the Option per 12 month period of service as a director of the Company commencing on the date of grant.

                                   INHIBITEX, INC.

                                   By:     _____________________________________
                                   Title:  _____________________________________

                                   OPTIONEE:

                                   _____________________________________________

                                     ANNEX 1

                          FORM OF ELECTION TO EXERCISE
                    (To be executed upon exercise of Option).

         The undersigned hereby elects to exercise the right pursuant to the Inhibitex, Inc. 2001 Non-Employee Directors Stock Option Plan, dated as of ___________, 20__, by and between Inhibitex, Inc. (the "Company") and
__________________________, to purchase _____ shares of Stock, $0.001 par value per share (the "Shares").

Choose one or more of the following options:

_____    (i)      Cash payment for __________ Shares in the amount of
                  $_____________.

_____    (ii)     Payment for __________ Shares by the delivery of a certificate representing _________ shares of Company stock. The undersigned must tender a certificate representing the whole and/or fractional shares of Company stock, owned by the undersigned for at least six (6) months, required for payment of the Shares, accompanied by an executed stock power.

_____    (iii)    Payment for __________ Shares through a cashless exercise
                  arrangement. The undersigned's broker must forward the amount of cash necessary to purchase the Shares. Such broker will receive the Shares, and will forward the net proceeds of the cashless exercise to the undersigned.

_____    (iv)     Payment for __________ Shares by attestation. The undersigned must provide a notarized statement attesting to the number of shares of Company stock, owned by the undersigned for at least six (6) months, that are intended to serve as payment for the Shares.

The undersigned requests that certificates for the Shares be registered in the name of the undersigned.

Dated: _________, 20__

                                    ______________________________
                                    Optionee

                                    ______________________________
                                    Social Security Number